UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2019

New Age Beverages Corporation

(Exact Name of Registrant as specified in its charter)

Washington	001-38014	27-2432263
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2420 17th Street, Suite 220, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	303-566-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 20, 2019, New Age Beverages Corporation (the “Company”), at the direction of the Audit Committee of the Company’s Board of Directors, notified Accell Audit & Compliance, P.A. (“Accell”), the Company’s current independent auditors, of the firm’s dismissal. The Audit Committee also approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new principal independent registered public accounting firm on September 20, 2019, effective upon execution of a formal engagement letter. The Audit Committee, composed of four independent directors, supervised the engagement process, which included the distribution of requests for proposals from a number of public accounting firms, review of the proposals received, and discussion with the Company’s Chief Financial Officer and Controller regarding the results of their interviews with the final candidates.

The audit report of Accell on the Company’s financial statements for the years ended December 31, 2017 and 2018, included in its Annual Report on Form 10-K for the year ended December 31, 2018, filed on April 1, 2019, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2017 and December 31, 2018, as well as the subsequent interim period through September 20, 2019, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K), between the Company and Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Accell, would have caused Accell to make reference to the subject matter of the disagreements in connection with its reports; and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Accell with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Accell furnish a letter addressed to the SEC stating whether or not Accell agrees with the statements noted above. A copy of this letter, dated September 20, 2019, from Accell is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company did not, nor did anyone on its behalf, consult Deloitte, during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of that firm regarding (i) the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter being the subject of disagreement or a “reportable event” or any other matter as defined in Item 304(a)(1)(iv) or (a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Accell Audit & Compliance, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Age Beverages Corporation

Date: September 24, 2019	By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer